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[LETTERHEAD]


                            INDEPENDENT AUDITORS' CONSENT


The Board of Directors
Piper Funds Inc.

We consent to the use of our report dated November 14, 1996 incorporated by reference herein and to the references to our Firm under the headings "FINANCIAL HIGHLIGHTS" in Part A and "FINANCIAL STATEMENTS" in Part B of the Registration Statement.




                                            /s/KPMG Peat Marwick LLP
                                            ------------------------
                                            KPMG Peat Marwick LLP


Minneapolis, Minnesota
November 25, 1996